UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2017

MACOM Connectivity Solutions, LLC (successor in interest to Applied Micro Circuits Corporation)

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction

of Incorporation)

000-23193	94-2586591
(Commission File Number)	(I.R.S. Employer Identification No.)

4555 Great America Parkway, 6th Floor

Santa Clara, California 95054

(Address of Principal Executive Offices and Zip Code)

(408) 542-8600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 21, 2016, Applied Micro Circuits Corporation, a Delaware corporation (including its successor in interest from and after completion of the Mergers, “AMCC”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with MACOM Technology Solutions Holdings, Inc., a Delaware corporation (“MACOM”), Montana Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of MACOM (“Purchaser”), and MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC), a Delaware limited liability company and a wholly owned subsidiary of MACOM (“LLC Sub”).

Pursuant to the Merger Agreement, Purchaser commenced an exchange offer (the “Offer”) to purchase all of the outstanding shares of common stock, par value $0.01 per share, of AMCC (the “AMCC Stock”), with each share of AMCC Stock accepted by Purchaser in the Offer to be exchanged for the right to receive (i) $3.25 in cash and (ii) 0.1089 shares of MACOM common stock, par value $0.001 per share (“MACOM Stock”), plus cash in lieu of any fractional shares of MACOM Stock, in each case, without interest ((i) and (ii) together, the “Transaction Consideration”) upon the terms and subject to the conditions set forth in the Prospectus/Offer dated December 21, 2016 (and any amendments and supplements thereto), and the related Letter of Transmittal.

The Offer expired at 12:00 a.m. midnight, Eastern Time, at the end of January 25, 2017 (the “Expiration Time”). The depositary and exchange agent for the Offer advised that, as of the Expiration Time, a total of 64,466,846 shares of AMCC Stock had been validly tendered and not properly withdrawn pursuant to the Offer, which tendered shares of AMCC Stock represented approximately 73.6% of the outstanding shares of AMCC Stock as of the Expiration Time. Purchaser accepted for exchange all such shares of AMCC Stock validly tendered and not properly withdrawn pursuant to the Offer.

On January 26, 2017, pursuant to the terms and conditions of the Merger Agreement, MACOM completed its acquisition of AMCC when (i) Purchaser merged with and into AMCC (the “First Merger”), with AMCC surviving the First Merger and (ii) immediately following the First Merger, AMCC, as the surviving company of the First Merger, merged with and into LLC Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with LLC Sub surviving the Second Merger as a wholly owned subsidiary of MACOM (the “Surviving Company”). AMCC and MACOM intended, for U.S. federal income tax purposes, for the Offer and the Mergers, taken together, to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The First Merger was governed by Section 251(h) of the Delaware General Corporation Law (the “DGCL”), with no stockholder vote required to consummate the First Merger. At the effective time of the First Merger (the “Effective Time”), each share of AMCC Stock (other than shares, if any, of AMCC Stock owned by AMCC, MACOM, Purchaser, LLC Sub or other subsidiaries of MACOM, which were canceled and ceased to exist) was converted into the right to receive the Transaction Consideration.

The cash portion of the Transaction Consideration and related costs and expenses were funded from cash on hand.

The foregoing descriptions of the Offer, the Mergers and the Merger Agreement in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Applied Micro Circuits Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2016 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

After the market closed on January 26, 2017, as a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference herein, AMCC (i) notified Nasdaq of the consummation of the First Merger and (ii) requested that Nasdaq file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the shares of AMCC Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The shares of AMCC Stock will have ceased trading on the NASDAQ immediately prior to opening of trading on January 27, 2017. AMCC also intends to file with the SEC a Form 15 requesting the deregistration of the shares of AMCC Stock and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

As a result of the Mergers, each share of AMCC Stock that was issued and outstanding immediately prior to the Effective Time (other than shares of AMCC Stock owned by AMCC, MACOM, Purchaser, LLC Sub or other subsidiaries of MACOM, which were canceled and ceased to exist) was converted, at the Effective Time, into the right to receive the Transaction Consideration. Accordingly, at the Effective Time, the holders of such shares of AMCC Stock ceased to have any rights as stockholders of AMCC, other than the right to receive the Transaction Consideration.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of Purchaser’s acceptance for payment of all shares of AMCC Stock that were validly tendered and not properly withdrawn in accordance with the terms of the Offer, a change in control of AMCC occurred. Upon the Effective Time, AMCC became a wholly owned subsidiary of MACOM and immediately thereafter, merged out of existence, with the LLC Sub surviving the Second Merger as a wholly owned subsidiary of MACOM. The information set forth in Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, as of the Effective Time, each of Cesar Cesaratto, Dr. Paramesh Gopi, Dr. Paul R. Gray, Theodore A. (Fred) Shlapak, Dr. Robert F. Sproull, Duston M. Williams and Christopher F. Zepf (the “Former Directors”) ceased serving as members of the board of directors of AMCC and, in connection therewith, the Former Directors also ceased serving on any committees of which such Former Directors were members.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the consummation of the Mergers, (i) the certificate of formation of LLC Sub, as amended, in effect immediately prior to the Effective Time became the certificate of formation of the Surviving Company and (ii) the limited liability company agreement of LLC Sub, as amended, in effect immediately prior to the Effective Time became the limited liability company agreement of the Surviving Company, each in accordance with the terms of the Merger Agreement.

Copies of the certificate of formation of the Surviving Company, the amendment thereto, the limited liability company agreement of the Surviving Company and the amendment thereto are attached as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3 and Exhibit 3.4 respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of November 21, 2016, by and among MACOM Technology Solutions Holdings, Inc., Montana Merger Sub I, Inc., MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC) and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Applied Micro Circuits Corporation on November 21, 2016)*

3.1	Certificate of Formation of MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC)

3.2	Certificate of Amendment of Certification of Formation of MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC), dated December 28, 2016

3.3	Limited Liability Company Agreement of MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC)

3.4	Amendment No. 1 to the Limited Liability Company Agreement of MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC), dated December 28, 2016

*	Schedules to the Agreement and Plan of Merger and Reorganization have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM CONNECTIVITY SOLUTIONS, LLC (as successor in interest to APPLIED MICRO CIRCUITS CORPORATION)

Date: January 26, 2017	By:	/s/ John Croteau
Name: John Croteau
Title: President and Chief Executive Officer

EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of November 21, 2016, by and among MACOM Technology Solutions Holdings, Inc., Montana Merger Sub I, Inc., MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC) and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Applied Micro Circuits Corporation on November 21, 2016)*

3.1	Certificate of Formation of MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC)

3.2	Certificate of Amendment of Certification of Formation of MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC), dated December 28, 2016

3.3	Limited Liability Company Agreement of MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC)

3.4	Amendment No. 1 to the Limited Liability Company Agreement of MACOM Connectivity Solutions, LLC (f/k/a Montana Merger Sub II, LLC), dated December 28, 2016

*	Schedules to the Agreement and Plan of Merger and Reorganization have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.